UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2014 (June 26, 2014)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

On the date indicated below, Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”) acquired the following property. For purposes of this table, dollar amounts are stated in millions, except for per square foot amounts:

Property Name	Date Acquired	Total Square Feet or Number of Units	Approx. Purchase Price Paid at Closing	Cap Rate (1)	Approx. Annualized Base Rent (2)	Average Annualized Base Rent Per Square Foot (2)	Average Remaining Lease Term in Years	Economic Occupancy (3)	Physical Occupancy

Dogwood Festival Shopping Center Flowood, MS	6/27/14	187,610	$48.7	6.40%	$3.13	$17.51	5 years	95.4%	95.4%

(1)	We determine capitalization rate, or “cap rate,” by dividing the property’s annualized net operating income (“NOI”), existing at the date of acquisition, by the contract purchase price of the property paid at the date of acquisition (excluding amounts payable under earnout agreements as of the date of acquisition). NOI consists of, for these purposes, rental income and expense reimbursements from in-place leases, including master leases, if any, reduced by operating expenses and existing vacancies.
(2)	Annualized base rent is calculated by annualizing the current, in-place monthly base rent for leases at the time of acquisition, including any tenant concessions, such as rent abatement or allowances, that may have been granted.
(3)	As used herein, economic occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased.

Dogwood Festival Shopping Center. On June 27, 2014, we, through IREIT Flowood Dogwood, L.L.C. (the “Dogwood Subsidiary”), a wholly owned subsidiary formed for this purpose, acquired a fee simple interest in a 187,610 square foot retail center known as Dogwood Festival Shopping Center, located in Flowood, Mississippi. We purchased this property from Dogwood Festival, L.L.C., an unaffiliated third party, for approximately $48.7 million, plus closing costs. We estimate that closing costs will equal $200,000. We expect to pay our Business Manager an acquisition fee of approximately $730,500. The seller had previously entered into a purchase agreement with our Business Manager which our Business Manager assigned to the Dogwood Subsidiary at closing. We funded 50% of the purchase price paid at the closing with proceeds from our offering. We funded the remainder of the purchase price paid at the closing with a loan secured by the property. The terms of the loan are discussed below under Item 2.03.

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The items that we considered in determining to acquire Dogwood Festival Shopping Center included, but were not limited to, the following:

•	The property is located in an upscale residential area and is shadow anchored by a Belk upscale department store, which we did not acquire and will not own, but that we believe will generate traffic for our center.
•	The property is 97.8% leased and 95.4% occupied as of the date of this report.
•	We believe the property is well situated in Flowood, Mississippi. The property is located in a high traffic area ten miles northeast of Jackson, Mississippi. Within a three and five mile radius of the property the current population is approximately 18,000 and 67,000, respectively, and the average household income within the same radii is over $73,000 and $76,000, respectively.
•	Dogwood Festival Shopping Center is located at the intersection of Mississippi Highway 25 and the East Metro Connector, both major thoroughfares in the area.

As of June 27, 2014, Dogwood Festival Shopping Center was 95.4% occupied and 97.8% leased to 36 tenants. The weighted-average remaining lease term for the tenants occupying the property is approximately five years. There are three tenants occupying greater than 10% of the total gross leasable area of the property. TJ Maxx, a major clothes retailer, leases 25,000 square feet, or approximately 13.3% of the total gross leasable area of the property, and pays annual base rent of $225,000, or approximately 7.2% of total annual base rent of the property based on leases in place as of June 27, 2014. TJ Maxx’s lease expires on August 31, 2020, and there are four 5-year renewal options with escalating rents, which may be exercised at the option of TJ Maxx as set forth in the lease. HomeGoods, a home furnishing store, leases 23,116 square feet, or approximately 12.3% of the total gross leasable area of the property, and pays annual base rent of $242,718, or approximately 7.7% of total annual base rent of the property based on leases in place as of June 27, 2014. HomeGoods’ lease expires on August 31, 2023, and there are four 5-year renewal options with escalating rents, which may be exercised at the option of HomeGoods as set forth in the lease. Old Navy, a major clothes retailer, leases 20,151 square feet, or approximately 10.7% of the total gross leasable area of the property, and pays annual base rent of $248,260, or approximately 7.9% of total annual base rent of the property based on leases in place as of June 27, 2014. Old Navy’s lease expires on April 30, 2023, and there are no renewal options. The other tenants leasing at least 2,000 square feet are Encore, Gap, Hibbett Sporting Goods, Lerner New York, Men’s Warehouse, Ann Taylor Loft, Lane Bryant, American Eagle Outfitters, Victoria’s Secret, Chico’s, Aéropostale, Lynn’s Hallmark Shop, The Children’s Place, Justice, Belk Offices, Mattress Firm, AT&T Mobility, Bath and Body Works, Soma Intimates, Gymboree, Celebrity Trends and Motherhood Maternity.

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The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2014 through 2023 and the approximate rentable square feet represented by the applicable lease expirations at the property.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases (1)
2014	2	2,800	54,600	1.7%
2015	1	1,832	45,342	1.5%
2016	3	5,050	114,850	3.7%
2017	10	47,066	1,110,690	37.4%
2018	9	28,593	548,710	29.5%
2019	4	10,678	283,585	21.3%
2020	2	26,750	272,500	25.9%
2021	-	-	-	-
2022	-	-	-	-
2023	2	43,267	502,536	64.4%

(1) This percentage assumes that expiring leases are not renewed in each subsequent year.

The table below sets forth certain historical information with respect to the occupancy rate at the property, expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2013	95.1%	$16.89
2012	83.9%	$17.29
2011	83.9%	$16.43
2010	93.8%	$16.31
2009	79.4%	$17.73

We believe that the property is suitable for its purpose and adequately covered by insurance. We do not intend to make significant renovations or improvements. There are three competitive shopping centers located within approximately three and five miles of the property.

Real estate taxes assessed for the fiscal year ended December 31, 2013, were approximately $263,480. The amount of real estate taxes assessed was equal to the property’s assessed value multiplied by a tax rate of 10.97%. We will calculate depreciation expense for federal income tax purposes by using the straight-line method. For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2 and 10.3, which are incorporated into this Item 2.01 by reference.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Dogwood Festival Shopping Center. On June 27, 2014, the Dogwood Subsidiary entered into a loan with Wells Fargo Bank, N.A. for approximately $24.35 million.  The loan is secured by a first mortgage on the Dogwood Festival Shopping Center.

The loan bears interest at a floating rate that will not exceed the one month British Bankers Association LIBOR rate plus 1.75% per annum. The effective annual interest rate as of the date of this report is 1.91% per annum. As part of the financing transaction, the Dogwood Subsidiary entered into an interest rate swap contract to fix the floating LIBOR interest rate in order to manage the risk exposed to interest rate fluctuations. As a result, the effective annual interest rate of the loan is 3.60% per annum through maturity on July 1, 2019. The loan requires the Dogwood Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. Subject to satisfying certain conditions, as set forth in the loan documents, the Dogwood Subsidiary may prepay all or a portion of the loan, and if all of the loan is paid, obtain the release of the property and the related obligations under the loan documents. Provided no principal payments are made during the term of the loan approximately $24.35 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties. The loan documents also contain various customary events of default, including the non-payment of principal or interest, any default in compliance with the covenants contained in the documents evidencing the loan and bankruptcy or other insolvency events. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Dogwood Subsidiary will be required to pay a default interest rate equal to the lessor of 5% per annum above the current rate or the maximum interest rate permitted by applicable law.

The loan is non-recourse to us and the Dogwood Subsidiary, with certain exceptions for borrower bankruptcy. We have guaranteed the obligations or liabilities of the Dogwood Subsidiary to lender for any losses, costs or damages arising out of or in connection with any fraud or intentional material misrepresentation of the Dogwood Subsidiary, gross negligence or willful misconduct, material waste of the properties and the breach of any representation or warranty concerning environmental laws, among other things.

MidTowne Shopping Center. On June 26, 2014, our wholly owned subsidiary and the owner of MidTowne Shopping Center, IREIT Little Rock MidTowne, L.L.C. (the “MidTowne Subsidiary”), entered into a loan with JPMorgan Chase Bank, N.A. for $20.73 million.  The loan is secured by a first mortgage on the MidTowne Shopping Center.

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The loan bears interest at a variable rate that will not exceed the British Bankers Association LIBOR rate, calculated daily, plus the applicable margin of 1.95% per annum. The effective annual interest rate as of the date of this report is 2.11% per annum. As part of the financing transaction, the MidTowne Subsidiary entered into an interest rate forward swap contract to fix the floating LIBOR interest rate in order to manage the risk exposed to interest rate fluctuations. As a result, the effective annual interest rate in years two through five of the loan is 4.06% per annum. The loan matures on July 5, 2019. The loan requires the MidTowne Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. Subject to satisfying certain conditions, as set forth in the loan documents, the MidTowne Subsidiary may prepay all or a portion of the loan, subject to, in certain circumstances, an administrative fee and the payment of loss, cost and expenses, and obtain the release of the property and the related obligations under the loan documents. Provided no principal payments are made during the term of the loan approximately $20.73 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties. The loan documents also contain various customary events of default, including the non-payment of principal or interest, any default in compliance with the covenants contained in the documents evidencing the loan and bankruptcy or other insolvency events. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the MidTowne Subsidiary will be required to pay a default interest rate equal to the lessor of 5% per annum above the current rate or the maximum interest rate permitted by applicable law.

The loan is non-recourse to us and the MidTowne Subsidiary, with certain exceptions for borrower bankruptcy. We have guaranteed the obligations or liabilities of the MidTowne Subsidiary to lender for any losses, costs or damages arising out of or in connection with any fraud or intentional material misrepresentation of the MidTowne Subsidiary, gross negligence or willful misconduct, material waste of the properties and the breach of any representation or warranty concerning environmental laws, among other things.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11, which are incorporated into this Item 2.03 by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

10.1	Sale Agreement, dated as of April 30, 2014, by and between Dogwood Festival, L.L.C. and IREIT Business Manager and Advisor, Inc., as amended by the Amendment to Agreement between the same parties, dated as of June 11, 2014; as further amended by the Second Amendment to Agreement between the same parties, dated as of June 17, 2014; and as further amended by the Third Amendment to Agreement between the same parties, dated as of June 23, 2014

10.2	Assignment of Sale Agreement, dated as of June 27, 2014, by and between IREIT Business Manager and Advisor, Inc. and IREIT Flowood Dogwood, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of June 27, 2014, by Dogwood Festival, L.L.C. and IREIT Flowood Dogwood, L.L.C.

10.4	Loan Agreement, dated as of June 27, 2014, by and among IREIT Flowood Dogwood, L.L.C. and Wells Fargo, National Association

10.5	Promissory Note, made as of June 27, 2014, by IREIT Flowood Dogwood, L.L.C. for the benefit of Wells Fargo, National Association

10.6	Guaranty of Recourse Obligations, dated as of June 27, 2014, by Inland Real Estate Income Trust, Inc. in favor of Wells Fargo, National Association

10.7	Environmental Indemnity Agreement, dated as of June 27, 2014, made by IREIT Flowood Dogwood, L.L.C. and Inland Real Estate Income Trust, Inc. in favor of Wells Fargo, National Association

10.8	Loan and Security Agreement, dated as of June 26, 2014, between IREIT Little Rock MidTowne, L.L.C. and JPMorgan Chase Bank, N.A.

10.9	Promissory Note, made as of June 26, 2014, by IREIT Little Rock MidTowne, L.L.C. for the benefit of JPMorgan Chase Bank, N.A.

10.10	Guaranty, dated as of June 26, 2014, by Inland Real Estate Income Trust, Inc. to and for the benefit of JPMorgan Chase Bank, N.A.

10.11	Environmental Indemnity Agreement, dated as of June 26, 2014, made by IREIT Little Rock MidTowne, L.L.C. and Inland Real Estate Income Trust, Inc. in favor of JPMorgan Chase Bank, N.A.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	July 2, 2014	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Sale Agreement, dated as of April 30, 2014, by and between Dogwood Festival, L.L.C. and IREIT Business Manager and Advisor, Inc., as amended by the Amendment to Agreement between the same parties, dated as of June 11, 2014; as further amended by the Second Amendment to Agreement between the same parties, dated as of June 17, 2014; and as further amended by the Third Amendment to Agreement between the same parties, dated as of June 23, 2014

10.2	Assignment of Sale Agreement, dated as of June 27, 2014, by and between IREIT Business Manager and Advisor, Inc. and IREIT Flowood Dogwood, L.L.C.

10.3	Assignment and Assumption of Leases, dated as of June 27, 2014, by Dogwood Festival, L.L.C. and IREIT Flowood Dogwood, L.L.C.

10.4	Loan Agreement, dated as of June 27, 2014, by and among IREIT Flowood Dogwood, L.L.C. and Wells Fargo, National Association

10.5	Promissory Note, made as of June 27, 2014, by IREIT Flowood Dogwood, L.L.C. for the benefit of Wells Fargo, National Association

10.6	Guaranty of Recourse Obligations, dated as of June 27, 2014, by Inland Real Estate Income Trust, Inc. in favor of Wells Fargo, National Association

10.7	Environmental Indemnity Agreement, dated as of June 27, 2014, made by IREIT Flowood Dogwood, L.L.C. and Inland Real Estate Income Trust, Inc. in favor of Wells Fargo, National Association

10.8	Loan and Security Agreement, dated as of June 26, 2014, between IREIT Little Rock MidTowne, L.L.C. and JPMorgan Chase Bank, N.A.

10.9	Promissory Note, made as of June 26, 2014, by IREIT Little Rock MidTowne, L.L.C. for the benefit of JPMorgan Chase Bank, N.A.

10.10	Guaranty, dated as of June 26, 2014, by Inland Real Estate Income Trust, Inc. to and for the benefit of JPMorgan Chase Bank, N.A.

10.11	Environmental Indemnity Agreement, dated as of June 26, 2014, made by IREIT Little Rock MidTowne, L.L.C. and Inland Real Estate Income Trust, Inc. in favor of JPMorgan Chase Bank, N.A.